UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2018

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

2233 Argentia Road, Suite 401
Mississauga, Ontario, L5N 2X7, Canada
(Address of Principal Executive Offices)

(905) 821-9669
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b -2)

[   ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [   ]

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On June 19, 2018, Deloitte LLP (“Deloitte”) resigned as the independent registered public accounting firm of SunOpta Inc. (the “Company”). The Board of Directors of the Company requested Deloitte’s resignation after conducting a competitive tender process, pursuant to which certain members of the Audit Committee of the Board of Directors and other members of the Board of Directors evaluated multiple external firms and recommended that the Board of Directors engage a new external auditor.

Deloitte’s reports on the Company’s financial statements for the years ended December 30, 2017 and December 31, 2016, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 30, 2017 and December 31, 2016, and through June 19, 2018, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 30, 2017 and December 31, 2016, and through June 19, 2018, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the foregoing disclosures and requested Deloitte to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the disclosures. A copy of Deloitte’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On June 19, 2018, the Board of Directors of the Company engaged Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm and auditor to act as the principal accountant to audit the Company’s financial statements for the 2018 fiscal year. During the Company’s fiscal years ended December 30, 2017 and December 31, 2016, and through June 19, 2018, neither the Company, nor anyone acting on its behalf, consulted with EY regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that EY concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

16.1	Letter to the Securities and Exchange Commission from Deloitte LLP regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOPTA INC.

By:	/s/ Robert McKeracher

Robert McKeracher
Vice President and Chief Financial Officer

Date:	June 19, 2018